Exhibit 21.1

LIST OF SIGNIFICANT SUBSIDIARIES

Entity Name	Jurisdiction
TPG Europe, LLP	England & Wales
TPG Capital - U.A.E., LLC	Delaware
TPG (Brazil Mgt.), LLC	Delaware
TPG Capital - Brasil Assessoria De Investimentos e Participacoes Ltda	Brazil
TPG Africa, LLP	England & Wales
TPG Africa, Ltd.	Cayman Islands
TPG Africa II, Ltd.	Cayman Islands
TPG International, Ltd.	Cayman Islands
TPG Capital Management, LLC	Delaware
Tarrant Capital IP, LLC	Delaware
TPG Capital BD, LLC	Texas
TPG Capital, Limited	Hong Kong
TPG Capital-China, Limited	Hong Kong
TPG Capital (S) Pte. Ltd.	Singapore
TPG Capital India Private Limited	India
TPG Capital (Australia) PTY Ltd	Australia
TPG India, LLC	Delaware
TPG China Management Holdings, Inc.	Cayman Islands
TPG Capital (Beijing) Limited	China
TPG Qinghua (Chongqing) Equity Investment Management Partnership Enterprise (Limited Partnership)	China
TPG China, Limited	Hong Kong
TPG Capital Canada Company	Nova Scotia
TPG VI Management, LLC	Delaware
TPG VII Management, LLC	Delaware
TPG Asia VI Management, LLC	Delaware
TPG Growth II Management, LLC	Delaware
Growth India Advisory Services, LLC	Delaware
TPG Growth III Management, LLC	Delaware
TPG (I), Ltd.	Cayman Islands
TPG DASA Management, LLC	Delaware
TPG Biotechnology IV Management, LLC	Delaware
TPG RMB Management, LLC	Delaware
TPG Art Management, LLC	Delaware
TPG Real Estate II Management, LLC	Delaware
TPG RE Finance Trust Management, L.P.	Delaware
Public Equity Partners Management, L.P.	Delaware
TPG Global, LLC	Delaware
TPG International, LLC	Delaware
TPG International Subsidiary Holdings Ltd	Mauritius
TPG Capital Advisors, LLC	Delaware
TPG BD Advisors, LLC	Delaware
TPG Global Advisors, LLC	Delaware
TPG PEP Advisors, LLC	Delaware
TPG Real Estate Advisors, LLC	Delaware
TPG Holdings II Sub, L.P.	Delaware
TPG Haihua (Shanghai) Equity Investment Management Co. Ltd.	China

Exhibit 21.1

The Rise Fund Management, LLC	Delaware
TPG Biotechnology V Management, LLC	Delaware
TPG Energy Solutions Management, LLC	Delaware
TPG Myanmar, Ltd.	Cayman Islands
TSI Management, LLC	Delaware
TPG Korea Co., Ltd.	Korea, Republic of
TPG Asia VII Management, LLC	Delaware
TPG Digital Media Management, LLC	Delaware
TPG Growth IV Management, LLC	Delaware
TPG Real Estate III Management, LLC	Delaware
TPG Real Estate Partners Investments, LLC	Delaware
TPG Tech Adjacencies Management, LLC	Delaware
TPG VIII Management, LLC	Delaware
TPG Healthcare Partners Management, LLC	Delaware
TSI II Management, LLC	Delaware
TPG Europe, LLC	Delaware
TPG Europe II, LLC	Delaware
Y Analytics, PBLLC	Delaware
Tarrant NJ LLC	Delaware
Rise India Advisory Services, LLC	Delaware
The Rise Fund II Management, LLC	Delaware
TPG Operations, LLC	Delaware
Rise Asia Inc	Cayman Islands
Evercare Health Fund Management, LLC	Delaware
TPG (K) Limited	Cayman Islands
Tophat International Ltd.	Cayman Islands
TPG International FO, Ltd.	Cayman Islands
TPG International EU, Ltd.	Cayman Islands
TPG Growth II Gator Management, LLC	Delaware
TPG RE, LLC	Delaware
TPG Strategic Capital Management, LLC	Delaware
TPG Growth V Management, LLC	Delaware
TPG MMI Management, LLC	Delaware
TPG GP Solutions Management, LLC	Delaware
TPG Aion Management, LLC	Delaware
TPG Tech Adjacencies II Management, LLC	Delaware
TPG Solutions Advisors, LLC	Delaware
TPG Rise Climate Management, LLC	Delaware
TPG Real Estate Core-Plus Management, LLC	Delaware
TPG AAF Partners Management, LLC	Delaware
Newbridge Asia GenPar IV, L.P.	Cayman Islands
Newbridge Asia GenPar IV Advisors, Inc.	Cayman Islands
TPG Asia GenPar V, L.P.	Cayman Islands
TPG Asia GenPar V Advisors, Inc.	Cayman Islands
TPG Asia V PEI Genpar Advisors, LLC	Delaware
TPG Asia V PEI Genpar, L.P.	Delaware
TPG Asia GenPar VI Advisors, Inc.	Cayman Islands
TPG Asia GenPar VI, L.P.	Cayman Islands
TPG Asia VI PEI AIV Genpar, Limited Partnership	Prince Edward Island
TPG Asia GenPar VII Advisors, Inc.	Cayman Islands

Exhibit 21.1

TPG Asia GenPar VII, L.P.	Cayman Islands
TPG Peihua (Shanghai) Equity Investment Management Enterprise (L.P.)	China
TPG Yihua (Chongqing) Equity Investment Management Partnership Enterprise LP	China
TPG Advisors (Shanghai) LLC	Delaware
TPG Advisors (Chongqing) LLC	Delaware
TPG Growth Gator GenPar II Advisors, LLC	Delaware
TPG Growth Gator GenPar II, L.P.	Delaware
TPG Growth II DE AIV Gator GenPar Advisors, LLC	Delaware
TPG Growth II DE AIV Gator GenPar, L.P.	Delaware
TPG Growth II AIV Gator GenPar Advisors, Inc.	Cayman Islands
TPG Growth II AIV Gator GenPar, L.P.	Cayman Islands
TPG Growth II Cayman AIV Gator GenPar Advisors, Inc.	Cayman Islands
TPG Growth II Cayman AIV Gator GenPar, L.P.	Cayman Islands
TPG PEP GenPar Governance, LP	Delaware
TPG PEP GenPar Advisors, LLC	Delaware
TPG GP Solutions GenPar Advisors, LLC	Delaware
TPG GP Solutions GenPar, L.P.	Delaware
TPG Seville Genpar Advisors, LLC	Delaware
TPG Seville GenPar, Limited Partnership	Prince Edward Island
NewQuest Partners Master G.P. Ltd.	Cayman Islands
NewQuest Holdings (Cayman) Limited	Cayman Islands
NewQuest Capital Advisors (HK) Limited	Hong Kong
NewQuest Capital Management (HK) Limited	Hong Kong
NewQuest Asia BE Limited	Mauritius
NewQuest Advisors (India) LLP	India
NewQuest Asia Fund III GP Ltd.	Cayman Islands
NewQuest Asia Fund IV GP Ltd.	Cayman Islands
TPG Real Estate Core-Plus GenPar Advisors, LLC	Delaware
TPG Real Estate Core-Plus GenPar, L.P.	Delaware
TPG Real Estate GenPar II, L.P.	Delaware
TPG Real Estate GenPar II Advisors, LLC	Delaware
TPG Real Estate GenPar II (A), L.P.	Delaware
TPG Real Estate GenPar II (B), L.P.	Cayman Islands
TPG Real Estate GenPar (C), Limited Partnership	Prince Edward Island
TPG Real Estate GenPar II (EU), L.P.	Delaware
TPG Real Estate GenPar II Advisors (A), LLC	Delaware
TPG Real Estate GenPar II Advisors (B), Ltd.	Cayman Islands
TPG Real Estate U.K. Investments, L.P.	Delaware
TPG Real Estate GenPar II U.K. Investments Advisor, LLC	Delaware
TPG Real Estate GenPar II U.K. Investments, Limited Partnership	Prince Edward Island
Mothership GenPar Advisors, LLC	Delaware
Mothership GenPar, L.P.	Delaware
TPG Real Estate GenPar III Advisors, LLC	Delaware
TPG Real Estate GenPar III, L.P.	Delaware
TPG Real Estate Genpar III EU Advisors, LLC	Delaware
TPG Real Estate Genpar III Advisors, Ltd.	Cayman Islands
TPG Real Estate Genpar III - AIV, L.P.	Cayman Islands
TPG STAR GenPar, L.P.	Delaware
TPG Star Genpar Advisors, LLC	Delaware
TPG Star Genpar AIV Advisors, L.L.C.	Delaware

Exhibit 21.1

TPG Star Genpar AIV, L.P.	Delaware
TPG Growth II AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth II AIV GenPar, L.P.	Cayman Islands
TPG Growth Genpar II, L.P.	Delaware
TPG Growth II DE AIV GenPar Advisors, LLC	Delaware
TPG Growth II DE AIV GenPar, L.P.	Delaware
TPG Growth II Cayman AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth II Cayman AIV GenPar, L.P.	Cayman Islands
TPG Growth GenPar III Advisors, LLC	Delaware
TPG Growth GenPar III, L.P.	Delaware
TPG Growth III Cayman AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth III Cayman AIV GenPar, L.P.	Cayman Islands
TPG Growth III DE AIV GenPar Advisors, LLC	Delaware
TPG Growth III DE AIV GenPar, L.P.	Delaware
TPG Growth III SF AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth III SF AIV GenPar, L.P.	Cayman Islands
TPG Growth III (C) GenPar Advisors, Inc.	Cayman Islands
TPG Growth III (C) GenPar, L.P.	Cayman Islands
TPG Growth III LRS GenPar Advisors, LLC	Delaware
TPG Growth III LRS GenPar, L.P.	Cayman Islands
TPG Growth GenPar IV Advisors, LLC	Delaware
TPG Growth GenPar IV, L.P.	Delaware
TPG Growth IV Cayman AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth IV Cayman AIV GenPar, L.P.	Cayman Islands
TPG Growth IV (C) GenPar Advisors, Inc.	Cayman Islands
TPG Growth IV (C) GenPar, L.P.	Cayman Islands
TPG Growth IV DE AIV GenPar Advisors, LLC	Delaware
TPG Growth IV DE AIV GenPar, L.P.	Delaware
TPG Growth IV SF AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth IV SF AIV GenPar, L.P.	Cayman Islands
TPG Growth GenPar V Advisors, LLC	Delaware
TPG Growth GenPar V, L.P.	Delaware
TPG Growth V SF AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth V SF AIV GenPar, L.P.	Cayman Islands
TPG Growth V Cayman AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth V Cayman AIV GenPar, L.P.	Cayman Islands
TPG Growth V DE AIV GenPar Advisors, LLC	Delaware
TPG Growth V DE AIV GenPar, L.P.	Delaware
TPG Growth V (C) GenPar Advisors, Inc.	Cayman Islands
TPG Growth V (C) GenPar, L.P.	Cayman Islands
The Rise Fund GenPar, L.P.	Delaware
The Rise Fund GenPar Advisors, LLC	Delaware
The Rise Fund AIV GenPar Advisors, Inc.	Cayman Islands
The Rise Fund AIV GenPar, L.P.	Cayman Islands
The Rise Fund Strategic Promote, L.P.	Cayman Islands
The Rise Fund DE AIV GenPar Advisors, LLC	Delaware
The Rise Fund DE AIV GenPar, L.P.	Delaware
Evercare Health Fund GenPar Advisors, Inc.	Cayman Islands
Evercare Health Fund GenPar, L.P.	Cayman Islands
The Rise Fund Wild GenPar Advisors, Inc.	Cayman Islands

Exhibit 21.1

The Rise Fund Wild GenPar, L.P.	Cayman Islands
The Rise Fund GenPar II Advisors, Inc.	Cayman Islands
The Rise Fund GenPar II, L.P.	Cayman Islands
The Rise Fund II SF AIV GenPar Advisors, Inc.	Cayman Islands
The Rise Fund II SF AIV GenPar, L.P.	Cayman Islands
The Rise Fund GenPar II-AIV Advisors, Inc.	Cayman Islands
The Rise Fund GenPar II-AIV, L.P.	Cayman Islands
The Rise Fund II DE AIV GenPar Advisors, LLC	Delaware
The Rise Fund II DE AIV GenPar, L.P.	Delaware
TPG-SV GenPar Advisors, Ltd.	Cayman Islands
TPG Rise Climate GenPar, L.P.	Delaware
TPG Rise Climate GenPar Advisors, LLC	Delaware
TPG Rise Climate Cayman AIV GenPar Advisors, Inc.	Cayman Islands
TPG Rise Climate Cayman AIV GenPar, L.P.	Cayman Islands
TPG Growth Genpar II Advisors, LLC	Delaware
TPG GenPar IV, L.P.	Delaware
TPG GenPar IV Advisors, LLC	Delaware
TPG GenPar IV-AIV Advisors, Inc.	Cayman Islands
TPG GenPar IV-AIV, L.P.	Cayman Islands
TPG GenPar V, L.P.	Delaware
TPG Genpar V Advisors, LLC	Delaware
TPG Luna GenPar V-AIV Advisors, Inc.	Cayman Islands
TPG GenPar V-AIV Advisors, Inc.	Cayman Islands
TPG GenPar V-AIV, L.P.	Cayman Islands
TPG Luna GenPar V-AIV, L.P.	Cayman Islands
TPG V AIV SLP SD, L.P.	Delaware
TPG VI AIV SLP SD, L.P.	Delaware
TPG VI AIV SLP SD Advisors, LLC	Delaware
Grocery Genpar VI, L.P.	Delaware
TPG GenPar VI, L.P.	Delaware
TPG GenPar VI-AIV, L.P.	Cayman Islands
TPG Luna GenPar, L.P.	Cayman Islands
TPG Genpar VI Advisors, LLC	Delaware
TPG GenPar VI-AIV Advisors, Inc.	Cayman Islands
TPG Luna GenPar Advisors, Inc.	Cayman Islands
TPG GenPar VI Cayfir AIV, L.P.	Cayman Islands
TPG GenPar VI Cayfir AIV Advisors, Inc.	Cayman Islands
TPG FOF GenPar VI Advisors, LLC	Delaware
TPG VI OG AIV GenPar Advisors, Inc.	Cayman Islands
TPG FOF GenPar VI, L.P.	Delaware
TPG VI OG AIV GenPar, L.P.	Cayman Islands
TPG GenPar VI AIV TM, L.P.	Cayman Islands
TPG GenPar VI AIV TM Advisors, Inc.	Cayman Islands
TPG Genpar VI Delfir AIV, L.P.	Delaware
TPG Genpar VI Delfir AIV Advisors, LLC	Delaware
TPG GenPar VI PEI, L.P.	Prince Edward Island
TPG GenPar VI PEI, LLC	Delaware
TPG Grocery Genpar VI Advisors, LLC	Delaware
TPG VI AIV SLP SD II, L.P.	Delaware
TPG GenPar VI Delfir AIV Advisors II, LLC	Delaware

Exhibit 21.1

TPG GenPar VI Delfir AIV II, L.P.	Delaware
TPG GenPar VII Advisors, LLC	Delaware
TPG GenPar VII, L.P.	Delaware
TPG GenPar VII-AIV Advisors, Inc.	Cayman Islands
TPG GenPar VII-AIV, L.P.	Cayman Islands
TPG VII DE AIV Genpar Advisors, LLC	Delaware
TPG VII DE AIV Genpar, LP	Delaware
TPG VII Magni GenPar Advisors, LLC	Delaware
TPG VII Magni GenPar, L.P.	Delaware
TPG Partners VII (C) GenPar Advisors, Inc.	Cayman Islands
TPG Partners VII (C) GenPar, L.P.	Cayman Islands
TPG GenPar VII SBS SA I, L.P.	Delaware
TPG GenPar VII SBS SA I Advisors, LLC	Delaware
TPG GenPar VII SBS SA I AIV I, L.P.	Cayman Islands
TPG GenPar VII SBS SA I AIV I Advisors, Inc.	Cayman Islands
TPG VII Manta GenPar Advisors, LLC	Delaware
TPG VII Manta GenPar, L.P.	Delaware
TPG VII Kentucky GenPar, L.P.	Delaware
TPG VII Kentucky GenPar Advisors, LLC	Delaware
TPG Aion Partners GenPar Advisors, LLC	Delaware
TPG Aion Partners GenPar, L.P.	Delaware
TPG GenPar VIII Advisors, LLC	Delaware
TPG GenPar VIII, L.P.	Delaware
TPG Healthcare Partners GenPar Advisors, LLC	Delaware
TPG Healthcare Partners GenPar, L.P.	Delaware
TPG GenPar VIII SBS SA I Advisors, LLC	Delaware
TPG GenPar VIII SBS SA I, L.P.	Delaware
TPG HC DE AIV Genpar Advisor, LLC	Delaware
TPG HC DE AIV GenPar, L.P.	Delaware
TPG VIII DE AIV Genpar Advisors, LLC	Delaware
TPG VIII DE AIV GenPar, L.P.	Delaware
TPG VIII DE AIV GenPar Holdings, LLC	Delaware
TPG Genpar VIII-AIV, L.P.	Cayman Islands
TPG GenPar VIII-AIV Advisors, Ltd.	Cayman Islands
TPG GenPar VIII SBS SA DE AIV I Advisors, LLC	Delaware
TPG Partners VIII Genpar EU Advisors, LLC	Delaware
TPG Genpar VIII SBS SA I AIV I Advisors, Inc.	Cayman Islands
TPG Genpar VIII SBS SA I AIV I, L.P.	Cayman Islands
TPG Energy Solutions GenPar, L.P.	Delaware
TPG Energy Solutions GenPar Advisors, LLC	Delaware
TPG Energy Solutions DE AIV GenPar Advisors, LLC	Delaware
TPG Energy Solutions DE AIV GenPar, L.P.	Delaware
TPG Digital Media GenPar, L.P.	Cayman Islands
TPG Digital Media GenPar Advisors, Inc.	Cayman Islands
TPG Tech Adjacencies GenPar Advisors, LLC	Delaware
TPG Tech Adjacencies GenPar, L.P.	Delaware
TPG Tech Adjacencies Cayman AIV GP Advisors, Inc.	Cayman Islands
TPG Tech Adjacencies Cayman AIV GenPar, L.P.	Cayman Islands
TPG Tech Adjacencies SF AIV GenPar Advisors, Inc.	Cayman Islands
TPG Tech Adjacencies SF AIV GenPar, L.P.	Cayman Islands

Exhibit 21.1

TPG Tech Adjacencies DE AIV GenPar Advisors, LLC	Delaware
TPG Tech Adjacencies DE AIV GenPar, L.P.	Delaware
TPG Strategic Capital GenPar, L.P.	Delaware
TPG Strategic Capital GenPar Advisors, LLC	Delaware
TPG Tech Adjacencies GenPar II, L.P.	Delaware
TPG Tech Adjacencies GenPar II Advisors, LLC	Delaware
TPG AAF Advisors, LLC	Delaware
TPG AAF GenPar, L.P.	Delaware
TPG Biotechnology GenPar II, L.P.	Delaware
TPG Biotechnology GenPar II Advisors, LLC	Delaware
TPG Biotechnology GenPar III, L.P.	Delaware
TPG Biotechnology Genpar III Advisors, LLC	Delaware
TPG Biotechnology GenPar IV, L.P.	Delaware
TPG Biotech GenPar IV Advisors, LLC	Delaware
TPG Biotech IV DE AIV GenPar Advisors, LLC	Delaware
TPG Biotech IV DE AIV GenPar, L.P.	Delaware
TPG Biotechnology GenPar V, L.P.	Delaware
TPG Biotech GenPar V Advisors, LLC	Delaware
TPG Biotech V DE AIV GenPar Advisors, LLC	Delaware
TPG Biotech V DE AIV GenPar, L.P.	Delaware
TPG Circadian Capital Partners GenPar Advisors, LLC	Delaware
TPG ART GenPar, L.P.	Delaware
TPG ART DE AIV GenPar Advisors, LLC	Delaware
TPG ART DE AIV GenPar, L.P.	Delaware
TPG Circadian Capital Partners AIV GenPar Advisors, Inc.	Cayman Islands
TPG ART GenPar Cayfir AIV, L.P.	Cayman Islands
TPG ART GenPar Cayfir AIV Advisors, Inc.	Cayman Islands
TPG Circadian Capital Partners AIV GenPar, L.P.	Cayman Islands
TPG Financial GenPar, L.P.	Cayman Islands
TPG Financial GenPar Advisors, Inc.	Cayman Islands
TFP OG AIV GenPar Advisors, Inc.	Cayman Islands
TFP OG AIV GenPar, L.P.	Cayman Islands
TPG DASA Advisors (RE) II, LLC	Delaware
TPG CDP DASA GenPar C, L.P.	Delaware
TPG DASA Advisors (Cayman), Inc.	Cayman Islands
TPG CDP DASA GenPar B, L.P.	Cayman Islands
TPG NJ DASA GenPar C, L.P.	Delaware
TPG CDP DASA GenPar PEI, L.P.	Prince Edward Island
TPG Lonestar GenPar I Advisors, LLC	Delaware
TPG Lonestar GenPar I, L.P.	Delaware
TPG Golden Bear Partners GenPar Advisors, LLC	Delaware
TPG Golden Bear Partners GenPar, L.P.	Delaware
TPG MMI Partners GenPar Advisors, Inc.	Cayman Islands
TPG MMI Partners GenPar, L.P.	Cayman Islands
TPG Operating Group I, L.P.	Delaware
TPG Operating Group II, L.P.	Delaware
TPG Operating Group III, L.P.	Delaware
TPG Holdings II-A, LLC	Delaware
TPG Holdings III-A, L.P.	Cayman Islands
TPG Holdings I-A, LLC	Delaware

Exhibit 21.1

TPG Holdings III-A, LLC	Cayman Islands
TPG HS Holdings LLC	Delaware
TPG NQ HoldCo, L.P.	Cayman Islands
TPG NQ HoldCo GP, Inc.	Cayman Islands
TPG HCP Management Holdings, L.P.	Delaware
TPG HCP Holdings, L.P.	Delaware
TPG HCP Management Holdings GP, LLC	Delaware
TPG HCP Holdings GP, LLC	Delaware
TPG VV Holdings, L.P.	Delaware
TPG VV Holdings GP, LLC	Delaware
TPG VV Management Holdings, L.P.	Delaware
TPG VV Management Holdings GP, LLC	Delaware
TPG LSG Holdings, L.P.	Delaware
TPG LSG Holdings GP, LLC	Delaware
TPG LSG Management Holdings, L.P.	Delaware
TPG LSG Management Holdings GP, LLC	Delaware
TPG Holdings I FundingCo GP, LLC	Delaware
TPG Holdings II FundingCo GP, LLC	Delaware
TPG Holdings III FundingCo GP, LLC	Delaware
TPG Holdings I FundingCo, L.P.	Delaware
TPG Holdings II FundingCo, L.P.	Delaware
TPG Holdings III FundingCo, L.P.	Delaware
TPG Holdings I FinanceCo GP, LLC	Delaware
TPG Holdings II FinanceCo GP, LLC	Delaware
TPG Holdings III FinanceCo GP, LLC	Delaware
TPG Holdings I FinanceCo, L.P.	Delaware
TPG Holdings II FinanceCo, L.P.	Delaware
TPG Holdings III FinanceCo, L.P.	Delaware
TPG Pace Governance, LLC	Cayman Islands
TPG Pace II Sponsor, LLC	Cayman Islands
TPG Pace Energy Sponsor Successor, LLC	Delaware
TPG Pace Tech Opportunities Sponsor, Series LLC	Delaware
TPG Pace Beneficial Finance Sponsor, Series LLC	Delaware
TPG Pace V Holdings Corp.	Delaware
TPG Pace Solutions Sponsor, Series LLC	Delaware
AfterNext HealthTech Sponsor, Series LLC	Delaware
TPG HealthTech Governance, LLC	Delaware
Qianhai NewQuest Management Consulting (Beijing) Limited	China
TPG Real Estate EU GenPar III, S.à r.l.	Luxembourg
TPG Capital - Luxembourg, S.à r.l.	Luxembourg
TPG Capital - Russia, S.à r.l.	Luxembourg
TPG Capital Management, L.P.	Texas
TPG Asia GenPar VIII Advisors, Inc.	Cayman Islands
TPG Asia GenPar VIII, L.P.	Cayman Islands
TPG Asia VIII Management, LLC	Delaware
TPG H2Sub, LLC	Delaware
TPG LPCo-1, LLC	Delaware
TPG LPCo-2, LLC	Delaware
TPG Partners VIII EU Genpar II, SCSp	Luxembourg
TPG Partners VIII EU GenPar, SARL	Luxembourg

Exhibit 21.1

TPG RE III Cinema Advisors, L.P.	Delaware
TPG Real Estate Genpar IV Advisors, LLC	Delaware
TPG Real Estate Genpar IV EU Advisors, LLC	Delaware
TPG Real Estate Genpar IV, L.P.	Delaware
TPG Real Estate Genpar IV-A Advisors, LLC	Delaware
TPG Real Estate Genpar IV-A, L.P.	Delaware
TPG Real Estate IV Management, LLC	Delaware
TPG Rise Climate Cayman AIV SPV GP, LLC	Cayman Islands
TPG GPCo, LLC	Delaware
TPG New Holdings, LLC	Delaware
TPG OpCo Holdings, L.P.	Delaware
TPG OpCo Admin, L.P.	Delaware
AfterNext HealthTech Acquisition Corp.	Cayman Islands
TPG Pace Beneficial Finance Corp.	Cayman Islands
TPG Pace Beneficial II Corp.	Cayman Islands
TPG Pace III Sponsor (Series S)	Delaware
TPG Pace III Sponsor (Series W)	Delaware
TPG Pace III Sponsor (Series W-2)	Delaware
TPG Pace VIII Sponsor (Series S-1)	Delaware
TPG Pace VIII Sponsor (Series S-2)	Delaware
TPG Pace VIII Sponsor (Series W-1)	Delaware
TPG Pace VIII Sponsor (Series W-2)	Delaware
TPG Real Estate EU GenPar IV, SCSp	Luxembourg
TPG IX Management, LLC	Delaware
TPG Healthcare Partners II Management, LLC	Delaware
TPG GenPar IX Advisors, LLC	Delaware
TPG GenPar IX, L.P.	Delaware
TPG Healthcare Partners GenPar II Advisors, LLC	Delaware
TPG Healthcare Partners GenPar II, L.P.	Delaware
NewQuest Asia Fund V GP Ltd.	Cayman Islands
TPG Rise Climate DE AIV SPV GP, LLC	Delaware
TPG Rise Climate DE AIV GenPar Advisors, LLC	Delaware
TPG Rise Climate DE AIV GenPar, L.P.	Delaware
TPG Real Estate IV EU Genpar I-A, SCSp	Luxembourg
TPG Real Estate IV EU GenPar, SARL	Luxembourg
TPG Champion Holdings, L.P.	Delaware
TPG Champion Holdings GP, LLC	Delaware
TPG Holdings, L.P.	Delaware
TPG Tech Adjacencies II SF AIV GenPar Advisors, Inc.	Cayman Islands
TPG Tech Adjacencies II SF AIV GenPar, L.P.	Cayman Islands
TPG Rise Climate (C) GenPar Advisors, Inc.	Cayman Islands
TPG Rise Climate (C) GenPar, L.P.	Cayman Islands
The Rise Fund III Management, LLC	Delaware
The Rise Fund GenPar III Advisors, LLC	Delaware
The Rise Fund GenPar III, L.P.	Delaware
TPG Rise Climate Co-Invest GenPar Advisors, LLC	Delaware
TPG Rise Climate Co-Invest GenPar, L.P.	Delaware
TPG PEP Feeder, L.P.	Delaware
TPG Pace Beneficial II Sponsor, Series LLC	Delaware
TPG Pace Tech Opportunities II Sponsor, Series LLC	Delaware

Exhibit 21.1

TPG GenPar VIII SBS SA DE AIV I, L.P.	Delaware
MS NewCo, LLC	Delaware
TPG TIGER Management, LLC	Delaware
TPG LSI Management, LLC	Delaware
TPG Derivatives Risk Management, L.P.	Delaware
TPG TIGER Management 2, LLC	Delaware
TPG NEXT Management, LLC	Delaware
TPG Real Estate Credit Advisors, LLC	Delaware
TPG Celadon Partners Genpar, L.P.	Cayman Islands
TPG Celadon Genpar Advisors, Inc.	Cayman Islands
TPG Asia Genpar VIII DE Advisors, LLC	Delaware
TPG Asia Genpar VIII Delaware, L.P.	Delaware
TPG GP Solutions AIV GenPar Advisors, LLC	Delaware
TPG GP Solutions AIV GenPar, L.P.	Delaware
TPG NEXT GenPar, L.P.	Delaware
TPG NEXT GenPar Advisors, LLC	Delaware
TPG LSI GenPar Advisors, LLC	Delaware
TPG LSI GenPar, L.P.	Delaware
NewQuest Asia V GenPar, L.P.	Cayman Islands
NewQuest Asia V GenPar Advisors, Ltd.	Cayman Islands
TPG Real Estate GenPar IV Co-Invest I Advisors, LLC	Delaware
TPG Real Estate GenPar IV Co-Invest II Advisors, LLC	Delaware
TPG Real Estate GenPar IV Co-Invest III Advisors, LLC	Delaware
TPG Real Estate GenPar IV Co-Invest I, L.P.	Delaware
TPG Real Estate GenPar IV Co-Invest II, L.P.	Delaware
TPG Real Estate GenPar IV Co-Invest III, L.P.	Delaware
The Rise Fund III DE AIV GenPar Advisors, LLC	Delaware
The Rise Fund III DE AIV GenPar, L.P.	Delaware
The Rise Fund III Cayman AIV GenPar Advisors, Inc.	Cayman Islands
The Rise Fund III Cayman AIV GenPar, L.P.	Cayman Islands
TPG HC Genpar EU Advisors, LLC	Delaware
TPG HC EU Genpar II, SCSp	Luxembourg
TPG HC EU GenPar, S.à r.l.	Luxembourg
TPG GenPar IX SBS SA I Advisors, LLC	Delaware
TPG GenPar IX SBS SA I, L.P.	Delaware
TPG Partners IX Genpar EU Advisors, LLC	Delaware
TPG Partners IX EU GenPar, Sarl	Luxembourg
TPG Partners IX EU Genpar II, SCSp	Luxembourg
TPG GenPar IX-AIV Advisors, Ltd.	Cayman Islands
TPG GenPar IX-AIV, L.P.	Cayman Islands
TPG HC II GenPar EU Advisors, LLC	Delaware
TPG HC II EU GenPar, S.à r.l.	Luxembourg
TPG HC II EU GenPar II, SCSp	Luxembourg
TPG Goldfish Partners GenPar Advisors, LLC	Delaware
TPG Goldfish Partners GenPar, L.P.	Delaware
TPG EU Lux GenPar IX Advisors, LLC	Delaware
TPG EU Lux GenPar IX, L.P.	Delaware
TPG GenPar IX EU, S.à r.l.	Luxembourg
TPG IX DE AIV GenPar Advisors, LLC	Delaware
TPG IX DE AIV GenPar, L.P.	Delaware

Exhibit 21.1

TPG HC II DE AIV GenPar Advisor, LLC	Delaware
TPG HC II DE AIV GenPar, L.P.	Delaware
TPG Falcon Partners GenPar, L.P.	Delaware
TPG Falcon Partners GenPar Advisors, LLC	Delaware
TPG Laureate Partners GenPar Advisors, LLC	Delaware
TPG Laureate Partners GenPar, L.P.	Delaware
TPG BD Finance, L.P.	Delaware
TPG Finance Inc.	Delaware
TPG TIGER Holdco, LLC	Cayman Islands
TPG TIGER HoldCo 2, LLC	Delaware
TPG TIGER, LLC	Cayman Islands
TPG TIGER 2, LLC	Delaware
TPG Hybrid Solutions GenPar, L.P.	Delaware
TPG Hybrid Solutions GenPar Advisors, LLC	Delaware
TPG Growth VI Management, LLC	Delaware
TPG Real Estate Credit Management, LLC	Delaware
TPG Rise Climate Transition Infrastructure Management, LLC	Delaware
TPG Rise Climate II Management, LLC	Delaware
TPG Rise Climate Global South Initiative Management, LLC	Delaware
TPG LSI DE AIV GenPar Advisors, LLC	Delaware
TPG LSI DE AIV GenPar, L.P.	Delaware
TPG Real Estate GenPar IV Advisors, L.P.	Delaware
TPG Real Estate Credit Opportunities GenPar Advisors, LLC	Delaware
TPG Real Estate Credit Investment GenPar, L.P.	Cayman Islands
TPG Toucan Partners GenPar Advisors, LLC	Delaware
TPG Gazelle Partners GenPar Advisors, LLC	Delaware
TPG Gazelle Partners GenPar, L.P.	Delaware
TPG Toucan Partners GenPar, L.P.	Delaware
TPG Growth VI DE AIV GenPar, L.P.	Delaware
TPG Growth GenPar VI Advisors, LLC	Delaware
TPG Growth GenPar VI, L.P.	Delaware
TPG Growth VI DE AIV GenPar Advisors, LLC	Delaware
TPG Odyssey Partners GenPar Advisors, LLC	Delaware
TPG Odyssey Partners GenPar, L.P.	Delaware
TPG Rise Climate Global South Initiative GenPar Advisors, Inc.	Cayman Islands
TPG Rise Climate Global South Initiative GenPar, L.P.	Cayman Islands
TPG Rise Climate GenPar II Advisors, LLC	Delaware
TPG Rise Climate GenPar II, L.P.	Delaware
TPG Rise Climate II EU Lux GenPar Advisors, LLC	Delaware
TPG Rise Climate II Lux GenPar, L.P.	Delaware
TPG Rise Climate II GenPar EU, SARL	Luxembourg
TPG Rise Climate Transition Infrastructure GenPar Advisors, LLC	Delaware
TPG Rise Climate Transition Infrastructure GenPar, L.P.	Delaware
TPG Tambo Partners GenPar Advisors, LLC	Delaware
TPG Tambo Partners GenPar, L.P.	Delaware
TPG Tambo Partners, L.P.	Delaware
TPG Tech Adjacencies II DE AIV GenPar Advisors, LLC	Delaware
TPG Tech Adjacencies II DE AIV GenPar, L.P.	Delaware
Phoenix Bear Partners GenPar Advisors, LLC	Delaware
Phoenix Bear Partners GenPar, L.P.	Delaware

Exhibit 21.1

TPG Longhorn Sciences Co-Invest GenPar Advisors, LLC	Delaware
TPG Longhorn Sciences Co-Invest GenPar, L.P.	Delaware
TPG OG Holdings, LLC	Delaware
AG EHF III GP LLC	Delaware
AG Japan Value-Add LLC	Delaware
AG Japan Value-Add Overflow GP LLC	Delaware
AG CLO Equity Fund GP, LLC	Delaware
Northwoods Capital Equity Holdings IV GP LLC	Delaware
AG Global Debt Strategy LLC	Delaware
AG Select Credit Alpha Fund I GP, LLC	Delaware
AG Capital Recovery VIII LLC	Delaware
AG Capital Solutions GP, LLC	Delaware
AG Corporate Credit Opportunities GP LLC	Delaware
AG Credit Solutions Fund GP, LLC	Delaware
AG Credit Solutions Fund II GP, LLC	Delaware
AG CSF 2023 Fund (G) GP, LLC	Delaware
AG CSF2A (Annex) Dislocation Fund GP, LLC	Delaware
AG MD GP, LLC	Delaware
Angelo, Gordon ECO Fund IV GP, LLC	Delaware
Angelo, Gordon Energy Credit Opportunities Fund GP, LLC	Delaware
Angelo, Gordon Energy II GP LLC	Delaware
AG EHF II GP LLC	Delaware
AG Essential Housing GP, LLC	Delaware
AG Direct Lending Evergreen Fund GP, LLC	Delaware
AG Direct Lending Fund (MM) GP, LLC	Delaware
AG Direct Lending Fund (TX) GP, LLC	Delaware
AG Direct Lending Fund GP, LLC	Delaware
AG Direct Lending Fund II GP, LLC	Delaware
AG Direct Lending Fund III GP, LLC	Delaware
AG Direct Lending Fund IV Annex GP, LLC	Delaware
AG Direct Lending Fund IV GP, LLC	Delaware
AG Direct Lending Fund V GP, LLC	Delaware
AG DLI Lux V GP, S.à r.l.	Luxembourg
AG Mountain Laurel GP LLC	Delaware
AG TwinBrook Origination Fund I GP, LLC	Delaware
AG Twinbrook Origination Fund II GP, LLC	Delaware
AGDL BUSL GP, LLC	Delaware
AGDL Generali GP, S.a r.l.	Luxembourg
AGTB BDC Holdings GP LLC	Cayman Islands
AG Andvari GP LLC	Delaware
AG Arts Credit GP, LLC	Delaware
AG Centre Street GP LLC	Delaware
AG Global Strategy GP LLC	Delaware
AG MM LLC	Delaware
AG NC GP LLC	Delaware
AG Princess LLC	Delaware
AG Super LLC	Delaware
AG Net Lease III LLC	Delaware
AG Net Lease IV LLC	Delaware
AG Net Lease V LLC	Delaware

Exhibit 21.1

AG NLIG LLC	Delaware
AG Growth Capital I LLC	Delaware
AG Private Equity II LLC	Delaware
AG ACOFA GP LLC	Delaware
AG ADP LLC	Delaware
AG Asia II LLC	Delaware
AG Asia III LLC	Delaware
AG Asia IV LLC	Delaware
AG Asia LLC	Delaware
AG Asia V LLC	Delaware
AG Gemmy LLC	Delaware
AG Japan Overflow GP LLC	Delaware
AG Japan Realty Value I GP GK	Japan
AG Japan Realty Value I LLC	Delaware
AG Kai Bo LLC	Delaware
AG Korea Value-Add LLC	Delaware
AG ADP LLC	Delaware
AG IIR Realty LLC	Delaware
AGR Europe II LLC	Delaware
AGR Europe III LLC	Delaware
AGR Europe IV (EU), S.à r.l.	Luxembourg
AGR Europe IV LLC	Delaware
AGR Europe LLC	Delaware
AG UKR Realty LLC	Delaware
AG KIC Realty LLC	Delaware
AGCP III LLC	Delaware
AGCP IV LLC	Delaware
AGR IC LLC	Delaware
AGR IX LLC	Delaware
AGR VII LLC	Delaware
AGR VIII LLC	Delaware
AGR X LLC	Delaware
AGR XI LLC	Delaware
K-AG Realty II LLC	Delaware
Nutmeg Partners LLC	Delaware
AG CREDO GP LLC	Delaware
AG CREDO II GP LLC	Delaware
AG CREDO III GP LLC	Delaware
AG Asset Based Credit GP, LLC	Delaware
AG MVP GP LLC	Delaware
AG OWL GP LLC	Delaware
AG OWL Offshore GP LLC	Delaware
AG Strategic ABS GP, LLC	Delaware
AG TCDRS LLC	Delaware
AG Advisors AGCR VIII UK Participation Partners, L.P.	Delaware
AG Advisors Europe Realty UK Participation Partners, L.P.	Delaware
AG Advisors Long-Term Distressed Participation Partners, L.P.	Delaware
AG Advisors Participation Partners, L.P.	Delaware
AG Advisors Private Equity Participation Partners, L.P.	Delaware
AG Advisors Real Estate Participation Partners, L. P.	Delaware

Exhibit 21.1

AG Capital Funding 2021, LLC	Delaware
AG Capital Funding 2022, LLC	Delaware
AG Capital Funding 2023, LLC	Delaware
AG Capital Funding, LLC	Delaware
AG Europe Member 1 LLC	Delaware
AG Europe Member 2 LLC	Delaware
AG Funds, L.P.	Delaware
AG GP LLC	Delaware
AGJT Investments, LLC	Delaware
AGKM Investments, LLC	Delaware
AGPB Investments, LLC	Delaware
AGTY Investments, LLC	Delaware
Angelo Gordon EU B.V.	Netherlands
Angelo Gordon Real Estate LLC	Delaware
Angelo, Gordon & Co., L.P.	Delaware
Angelo, Gordon (Europe), LLC	Delaware
Angelo, Gordon Asia Co., Ltd.	Korea, South
Angelo, Gordon Asia Limited	Hong Kong
Angelo, Gordon Europe LLP	England and Wales
Angelo, Gordon Germany GmbH	Germany
Angelo, Gordon Hong Kong Limited	Hong Kong
Angelo, Gordon International LLC	Delaware
Angelo, Gordon Management LLC	Delaware
Angelo, Gordon Netherlands B.V.	Netherlands
Angelo, Gordon Singapore Private Limited	Singapore
Northwoods European CLO Management LLC	Delaware
AG Silver Oak Partner, LLC	Delaware
AG Energy Funding, LLC	Delaware
Angelo, Gordon Energy Capital, LLC	Delaware
Angelo, Gordon Energy Servicer, LLC	Delaware
AG Twin Brook LC Funding, LLC	Delaware
AGTB Fund Manager, LLC	Delaware
Twin Brook Capital Partners, LLC	Delaware
Twin Brook Capital Servicer, LLC	Delaware
AG Claims LLC	Delaware
Silver Oak Capital, L.L.C.	Delaware
AG Net Lease Acquisition Corp.	Delaware
AGNL Manager II, Inc.	Delaware
AGNL Manager III, Inc.	Delaware
AGNL Manager IV, Inc.	Delaware
AGNL Manager, Inc.	Delaware
AG Net Lease Asset Management LLC	Delaware
AG Private Equity Acquisition Corp.	Delaware
AG 575 Manager, Inc.	Delaware
AG 680 Madison Manager, Inc.	Delaware
AG AH Manager, Inc.	Delaware
AG Asset Manager, Inc.	Delaware
AG FM II Manager, Inc.	Delaware
AG FM Manager, Inc.	Delaware
AG Multifamily Manager, LLC	Delaware

Exhibit 21.1

AG NRP Manager, Inc.	Delaware
AG Printing House Manager, Inc.	Delaware
AG Real Estate Manager, Inc.	Delaware
AG SQ700 Manager, Inc.	Delaware
AG West 15th Manager, Inc.	Delaware
Angelo Gordon Real Estate Inc.	Delaware
AG Mortgage Investment Trust, Inc.	Maryland
AG REIT Management, LLC	Delaware
GCAT Management LLC	Delaware
Red Creek Asset Management LLC	Delaware